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                                                                       EXHIBIT 4

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $.0025 par value, of Canisco Resources, Inc. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.

Dated: April 26, 1999.               SCC INVESTMENT I, L.P.

                                     By:    SCC Investment II, LLC, its General
                                            Partner

                                     By:    Sterling City Capital, LLC, its sole
                                            member

                                     By:    /s/ C. Byron Snyder
                                            ------------------------------------
                                     Name:  C. Byron Snyder
                                     Title: President of Sterling City Capital,
                                            LLC


Dated: April 26, 1999.               SCC INVESTMENT II, LLC

                                     By:    Sterling City Capital, LLC, its sole
                                            member

                                     By:    /s/ C. Byron Snyder
                                            ------------------------------------
                                     Name:  C. Byron Snyder
                                     Title: President of Sterling City Capital,
                                            LLC


Dated: April 26, 1999.               STERLING CITY CAPITAL, LLC


                                     By:    /s/ C. Byron Snyder
                                            ------------------------------------
                                     Name:  C. Byron Snyder
                                     Title: President